UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

STANDARD PREMIUM FINANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-56243	81-2624094
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13590 SW 134th Avenue, Suite 214, Miami, FL 33186

(Address of Principal Executive Office) (Zip Code)

305-232-2752

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07  Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Standard Premium Finance Holdings, Inc. (the “Company”) was held on June 23, 2023. As of the Record Date of April 24, 2023, there were 2,905,016 shares of common stock outstanding and 166,000 shares of preferred stock, for a total of 3,071,016 shares entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal 1 – Election of Directors

Shareholders approved the election of three directors to serve as directors for a two-year term to expire at the 2026 Annual Meeting. The voting results for this proposal are as follows:

Nominee	Votes For	Votes Withheld
William Koppelmann	2,401,787	-
Dr. Mark E. Kutner	2,401,787	-
Dr. Scott Howell	2,401,787	-

There were no abstentions or broker non-votes.

Proposal 2 – Ratification of independent registered accounting firm for 2023

Shareholders ratified the appointment of Assurance Dimensions, LLC to serve as the Company’s independent registered public accounting firm for its 2023 fiscal year. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain
2,386,328	100	15,359

There were no broker non-votes.

Proposal 3 – Approval of the issuance of common stock purchase warrants and the underlying common shares

Shareholders approved the issuance of up to 1,400,000 common stock purchase warrants and the issuance of up to 1,400,000 shares of common stock upon the exercise of such warrants. The voting results for this proposal are as follows:

Votes For	Votes Against
2,401,687	100

There were no abstentions or broker non-votes.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STANDARD PREMIUM FINANCE HOLDINGS, INC.

Dated: June 27, 2023	By:	/s/ William J. Koppelmann
William J. Koppelmann Chairman and Chief Executive Officer